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                                                                  EXHIBIT 10.19


                        MORTGAGE LOAN SERVICING AGREEMENT


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MORTGAGEE NAME:  BARNETT BANKS, INC.

MORTGAGEE ADDRESS:  50 N. LAURA STREET, JACKSONVILLE, FLORIDA  32202-3638

TYPE OF BUSINESS ENTITY: BANK HOLDING COMPANY

DATE OF AGREEMENT: APRIL ___, 1996      MORTGAGEE CONTACT PERSON: HINTON NOBLES
                                        PHONE NO: (904) 791-7741
                                        FAX NO:  (904) 791-5448

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This Mortgage Loan Servicing Agreement (the "Servicing Agreement") is entered into as of the date shown above by and between the Servicer and the Mortgagee, and applies to any of the transactions described below.

                                    RECITALS.

1. The Servicer is in the business of servicing residential mortgage loans, including, but not limited to, conventional, FHA, VA and certain other Mortgage Loans, including, but not limited to, first and second lien Mortgage Loans.

2. The Mortgagee is now or will be the owner of certain Notes secured by Mortgages.

3. The Mortgagee desires the Servicer to service the Mortgage Loans under the terms set forth in this Servicing Agreement.

4. The Servicer desires to service the Mortgage Loans under the terms set forth in this Servicing Agreement.

IN CONSIDERATION of the mutual promises made in this Servicing Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Servicer and the Mortgagee agree as follows:

1. DEFINITIONS.

1.1. "AFFILIATE" means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another entity. For purposes of this definition, "control", "controlled by", and "under common control with" means the direct or indirect possession of ordinary voting power to elect a majority of the board of directors or comparable body of an entity.

1.2. "AGENCY" means FNMA, FHLMC, FHA, HUD, VA, GNMA.

1.3. "BORROWER" means each obligor under a Mortgage Note.

1.4. "DELINQUENT MORTGAGE LOAN" means a Mortgage Loan with respect to which: (a) one or more Mortgage Loan payments have not been received by the holder of the Mortgage Note before the end of the month during which any such Mortgage Loan payment was due, (b) Mortgage Loans in bankruptcy with one or more Mortgage Loan payments which have not been received by the holder of the Mortgage Note on or before the due date in the Mortgage Note, (c) Mortgage Loans in foreclosure, (d) Mortgage Loan subject to an assignment of deed in lieu of foreclosure, or (e) Mortgage Loan subject to the HUD assignment program.

1.5. "ESCROW ACCOUNTS" means Mortgage Loan escrow/impound accounts for taxes, insurance, assessments, ground rents, buydowns, loss drafts, and any other such amounts which are maintained by the Servicer as a fiduciary for the Borrowers and investors, and relate to the Servicing Rights.

1.6. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.7. "FNMA" means the Federal National Mortgage Association or any successor to FNMA.

1.8. "FHLMC" means the Federal Home Loan Mortgage Corporation or any successor to FHLMC.
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                                                            SERVICING AGREEMENT


1.9. "GNMA" means the Government National Mortgage Association or any successor to GNMA.

1.10. GUIDE" means: (a) the Handbook GNMA 5500.1, Government National Mortgage Association GNMA I Mortgage-Backed Securities Guide, Handbook GNMA 5500.2, in each case as such Guide may be amended from time to time, (b) the HUD 4155.1 REV-4, Single Family Direct Endorsement Program, HUD 4060.1 REV-1, Mortgagee Approval Handbook, (c) the FNMA Selling and Servicing Guides, (d) the FHLMC Mortgagees' and Servicers' Guides, and/or (e) any guide or instructions provided from time to time by a private investor, in each case as such Agency Guide may be amended from time to time.

1.11. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.12. "MORTGAGE" means a mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.13. "MORTGAGE DOCUMENTS" means all documents required by applicable law, an Agency, the Servicer, and/or a private mortgage insurer to service a Mortgage Loan.

1.14. "MORTGAGEE" means: (a) the entity defined as "Mortgagee" above, (b) any of its Affiliate banks, and (c) its Affiliate mortgage company, as applicable within the context used.

1.15. "MORTGAGE LOAN" means a residential mortgage loan which is: (a) secured by a Mortgage, (b) owned by the Mortgagee, and (c) serviced by the Servicer under the terms of this Servicing Agreement.

1.16. "MORTGAGE NOTE" means the written promise of a Borrower to pay a sum of money in United States' dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

1.17. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.18. "MORTGAGOR" means each person who executes a Mortgage.

1.19. "OPERATING AGREEMENT" means the Operating Agreement entered into by and between the Servicer and the Mortgagee pursuant to which this Servicing Agreement is attached as EXHIBIT C.

1.20. "SERVICER" means HomeSide Lending, Inc., a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

1.21. "SERVICING AGREEMENT" means this Servicing Agreement and all Exhibits attached hereto.

1.22. "SERVICING RIGHTS" means the rights to service the Mortgage Loans and collect the servicing fees, late fees and certain other ancillary amounts relating to the Mortgage Loans, including, but not limited to, amounts under an Escrow Account.

1.23. "TRETS" means TransAmerica Real Estate Tax Service, Inc.

1.24. "VA" means the Department of Veterans Affairs, or any successor to the VA.

2. STANDARD OF CARE.

2.1. IN GENERAL. The Servicer will perform its duties and obligations under this Servicing Agreement for all Mortgage Loans in accordance with: (a) applicable Federal, State and local laws, rules, regulations, and orders, and (b) prudent mortgage banking practices.

2.2. GOVERNMENT MORTGAGE LOANS. In addition to 2.1 above, the Servicer will perform its duties and obligations under this Servicing Agreement for FHA and VA Mortgage Loans in accordance with the Guides, regulations and practices of the applicable Agency.

2.3. MORTGAGE LOANS OTHER THAN GOVERNMENT MORTGAGE LOANS. In addition to 2.1 above the Servicer will perform its duties and obligations under this Servicing Agreement for Mortgage Loans other than FHA and VA Mortgage Loans in accordance with the Guides, regulations and practices of: (a) FNMA, (b) FHLMC, and (c) the applicable private mortgage insurance if a Mortgage Loan is required to have

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                                                            SERVICING AGREEMENT


private mortgage insurance and (d) this Servicing Agreement. If any provision of a FNMA Guide, regulation, or practice is inconsistent with a provision in a FHLMC Guide, regulation, or practice, the FNMA provision will control.

2.4. PRIVATE BANK MORTGAGE LOANS. Without limiting the scope of the foregoing, the Servicer will provide to Mortgagors who are private banking clients of the Mortgagee the additional tasks and services listed on EXHIBIT A of this Servicing Agreement and requested by the Mortgagee, the fees for which are described in EXHIBIT A to this Servicing Agreement. The Mortgage Loans which are provided by the Mortgagee's private banking department to certain borrowers under the Mortgagee's Community Reinvestment Act efforts will be serviced under the general provisions of this Servicing Agreement rather than under the special provisions of EXHIBIT A to this Servicing Agreement. Each Mortgage Loan with such a Mortgagor will be subject to the special private banking fees and charges described in EXHIBIT A TO this Servicing Agreement in addition to the standard servicing fees and charges described in such EXHIBIT B.

3. COLLECTING PAYMENTS.

The Servicer will use reasonable efforts to collect each Mortgage Loan payment when such payments become due until all amounts due and owing under or in connection with each such Mortgage Loan has been paid in full.

4. SERVICING TASKS.

4.1. REMITTING PRINCIPAL AND INTEREST. The Servicer will pay to the Mortgagee each month all Mortgage Loan principal and interest payments received by the Servicer from each Mortgagor, less the amount of the servicing fees set forth in EXHIBIT A AND EXHIBIT B to this Servicing Agreement. Such remittance will be made in accordance with the actual/actual remittance method. The Servicer will deliver to the Mortgagee a remittance advice and a full accounting report containing information relating to the servicing fee on such dates as shall be mutually acceptable to the Servicer and the Mortgagee.

4.2. INCREMENTAL SERVICES AS REQUESTED. If requested by the Mortgagee, the Servicer will perform certain reporting, investor service, custodial liaison and other credit-related services described in EXHIBITS A, B AND D to this Servicing Agreement.

5. COMPENSATION.

5.1. GENERAL FEE SCHEDULE. The Mortgagee will pay to the Servicer the fees and charges set forth in EXHIBITS A AND B to this Servicing Agreement.

5.2. SERVICER MAY RETAIN CERTAIN OTHER CHARGES AND FEES. The Servicer will charge and retain the full amount of any late charges, returned check charges, partial release and assumption processing fees, and other administrative fees and charges described in EXHIBIT A AND EXHIBIT B to this Servicing Agreement and allowed by: (a) FNMA and/or FHLMC in their Guides or other rules or regulations with respect to Mortgage Loans other than FHA and VA Mortgage Loans, and (b) the applicable Agency in its Guide or other rules or regulations with respect to FHA and VA Mortgage Loans.

5.3. MORTGAGEE WILL PAY ALL CUSTODIAL FEES AND EXPENSES. The Mortgagee will pay any and all costs, expenses and fees relating to the Mortgagee's custodian and the custodial services provided by such custodian for the Mortgage Loans.

5.4. MORTGAGEE WILL PAY ALL TRETS AND FLOOD CERTIFICATION AND TRACKING FEES. The Mortgagee will collect from the Mortgagor and pay over to the Servicer any and all fees relating to or arising out of each: (a) "life of loan" transferable tax service contract, which contract is either with TRETS or are fully transferable to TRETS, and (b) transferable flood insurance certification and "life of loan" tracking service from a flood service provider acceptable to the Servicer.

5.5. MORTGAGEE WILL PAY ALL FEES RELATING TO CERTAIN ADDITIONAL SERVICES. The Mortgagee will pay to the Servicer any fees relating to any additional service which the Servicer: (a) is required to perform by applicable law, rule, regulation or order, and (b) reasonably believes the Servicer is unable to collect directly from a Mortgagor or Borrower.

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                                                            SERVICING AGREEMENT


6. CUSTODIAL ACCOUNT.

6.1. INSURED DEPOSIT ACCOUNTS. The Servicer will hold all funds relating to the Mortgage Loans in a custodial bank account at a depository financial institution with deposits insured by the Federal Deposit Insurance Corporation, and will maintain all records necessary to secure and obtain the maximum Federal Deposit Insurance Corporation insurance for each beneficiary of the account.

6.2. MORTGAGE LOANS WITH AN ESCROW ACCOUNT. The Servicer will pay promptly all hazard insurance premiums, mortgage insurance premiums, real estate taxes, and other obligations which have funds in an Escrow Account during the term of this Servicing Agreement promptly after receiving a bill for any such amount. If an Escrow Account does not contain funds sufficient to pay such amounts, the Servicer will advance funds for the payment of such amounts in the manner and to the extent required by applicable law. The Servicer may elect to waive the collection of such escrow charges without the express permission of the Mortgagee in accordance with this Servicing Agreement.

6.3. MORTGAGE LOANS WITH NO ESCROW ACCOUNTS. The Servicer will advance funds on behalf of a Mortgagor who does not maintain an Escrow Account for the payment of taxes and certain other amounts. The Servicer will use its best efforts to collect any such funds from each such Mortgagor. If the Servicer is unable to recover any such funds from a Mortgagor, the Mortgagee will pay such funds to the Servicer monthly.

6.4. ANNUAL CERTIFICATION. At the request of the Mortgagee, the Servicer will certify once each year that all general property taxes, special assessments, and hazard insurance premiums have been paid on the Mortgaged Properties securing the Mortgaged Loans.

7. DELINQUENT MORTGAGE LOANS.

The Servicer's Delinquent Mortgage Loan collection efforts will be made in accordance with the standard of care described in SECTION 2 above. The Servicer will provide standard mortgage servicing package delinquency reports to the Mortgagee once each month during the term of this Servicing Agreement.

8. INSURANCE.

The Servicer will use reasonable efforts to ensure that there is in force for each Mortgaged Property a hazard insurance policy which: (a) is acceptable to the applicable Agency, (b) contains the mortgagee clause: " HomeSide Lending, Inc., its successors and/or assigns" or such other clause which is acceptable to the Servicer, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Agency, (d) has been issued in an amount equal to the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property, and (e) if required by the Flood Disaster Protection Act of 1973 and/or the National Flood Insurance Reform Act of 1994, a flood insurance policy in an amount representing coverage equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973 and/or the National Flood Insurance Reform Act of 1994, as may be amended from time to time. If a Mortgagor fails to maintain such insurance coverage, the Servicer may obtain such coverage on behalf of such Mortgagor, and the Servicer may collect the insurance premiums from the Mortgagor under the terms of the Mortgage. The Servicer will retain, service, and continually maintain evidence of such insurance coverage, as required by the Mortgagee. The Mortgagee will reimburse the Servicer for the cost of maintaining insurance coverage in the event the loan completes foreclosure.

The Servicer is authorized to sign on behalf of the Mortgagee for all loss drafts relating to such insurance coverage in the manner and to the extent set forth in EXHIBIT E And the FNMA Servicing Guide, as amended from time to time.

9. INSPECTIONS.

The Servicer will inspect a Mortgaged Property to determine its physical condition and occupancy status: (a) each month following the Mortgagor's default until such Mortgaged Property has been foreclosed or the Mortgage Loan has been reinstated, and (b) in accordance with the applicable Agency's Guide and/or the Servicer's standard operating procedures with respect to

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                                                            SERVICING AGREEMENT


damaged Mortgaged Properties. The Servicer will use its best efforts to recover from each Mortgagor all costs and expenses relating to or arising out of such inspections. If the Servicer is unable to recover such costs and expenses from the Mortgagor, the Mortgagee will reimburse the Servicer for all such costs and expenses at the time of any foreclosure sale, presale, or acceptance of a deed in lieu of foreclosure.

10. SPECIAL NOTICE TO MORTGAGEE.

The Servicer will notify the Mortgagee in writing promptly after the Servicer discovers that: (a) there is a material default under the terms of a Mortgage or Mortgage Note, or (b) a Mortgaged Property has been sold or transferred.

11. PREPAYMENT.

The Servicer will not accept any full or partial principal prepayment of a Mortgage Loan unless: (a) the Mortgage and/or Mortgage Note allows such prepayment, (b) the Mortgagee authorizes such prepayment in writing, and/or (c) applicable law, rule, regulation or order requires the Servicer to accept such prepayment.

12. FORECLOSURES

12.1. COMPLIANCE WITH APPLICABLE RULES. The Servicer or its designated agent will begin foreclosure proceedings or otherwise begin to acquire a Mortgaged Property promptly after a Mortgagor has defaulted on a Mortgage Loan. These proceedings will be conducted in the manner described in SECTION 2 above. If the Mortgaged Property is conveyed to the FHA or the VA, the Servicer will facilitate any settlement with applicable Agency. The Mortgagee will be responsible for any deficiency in any claim settled by the Servicer with such an Agency or private mortgage insurance company.

12.2. MANNER OF CONDUCTING FORECLOSURES. The Servicer or its designated agent will conduct all such proceedings in the manner described in SECTION 2 above, and will take title to the Mortgaged Property in the name designated by the Mortgagee. The Mortgagee will pay to the Servicer the mitigation fees set forth in EXHIBIT B to this Servicing Agreement for services requested by the Mortgagee. The Servicer will perform only those foreclosure or related procedures which are normal and customary for foreclosures in each jurisdiction where the Mortgaged Property is situated.

12.3. MANAGING AND PROTECTING THE MORTGAGED PROPERTY. Unless otherwise directed by the Mortgagee, the Servicer will manage and protect the Mortgaged Property from the date the Servicer commences foreclosure until the date when such proceedings have been terminated and title to the property has been conveyed to the appropriate person or entity. The manner of such services will be consistent with the management of real estate in the jurisdiction in which the Mortgaged Property is situated including, but not limited to, the: (a) placement and payment of certain insurance relating to the Mortgaged Property, (b) management and supervision of repairs to and maintenance of the Mortgaged Property, and (c) preparation of such reports as may be reasonably required by the Mortgagee. The Servicer will obtain any authorization from any Agency or such other authority required to manage and protect the Mortgaged Property.

12.4. MORTGAGEE WILL APPOINT CONTACT PERSON. The Mortgagee will designate an employee of the Mortgagee who will be responsible for: (a) approving extraordinary foreclosure matters and loss mitigation-related expenses, including, but not limited to, litigation expenses, (b) Mortgaged Property donations, and (c) other credit-related matters requiring the prior approval of the Mortgagee. Such designated employee shall be authorized by Mortgagee to instruct Servicer with respect to each of said matters and shall respond promptly to all of the Servicer's inquiries and requests.

12.5. MORTGAGEE WILL REIMBURSE SERVICER FOR COSTS. The Servicer will bill the Mortgagee for any and all expenses relating to or arising out of a foreclosure, deed in lieu of foreclosure, deficiency proceeding, and other disposition of the Mortgaged Property and actions relating thereto, including, but not limited to, reasonable attorneys' fees, court costs, appraisals, filing costs, process fees, and all other actual out-of-pocket expenses paid to third parties. The Mortgagee will reimburse the Servicer for such costs and expenses no later than thirty
(30) calendar days after the Mortgagee receives the Servicer's consolidated invoice for such costs and expenses. The Servicer may collect any such cost or expense or any fee set forth in EXHIBIT B from

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                                                            SERVICING AGREEMENT


the proceeds of any disposition of any Mortgaged Property.

13. FIDELITY AND E & O COVERAGE.

The Servicer will maintain a fidelity bond with a responsible surety company on all of the Servicer's employees who may have access to the Mortgagee's funds, monies, and documents. The bond will protect the Servicer against losses, including theft, embezzlement, fraud, and misplacement. The Servicer will maintain Fire and Extended Coverage Errors and Omissions Insurance, which will reimburse the Servicer for any losses relating to the Servicer's failure to require, procure, maintain or provide Fire and Extended Coverage Insurance on the Mortgaged Properties.

14. MORTGAGEE REPRESENTATIONS AND WARRANTIES.

The Mortgagee represents, warrants and agrees that, as of the date of this Servicing Agreement:

14.1. PARTY IS DULY ORGANIZED.

The Mortgagee is a duly organized and validly existing bank holding company. The Seller's Affiliate banks are each duly organized and validly existing national banking associations organized under the laws of the United States. The Seller's Affiliate mortgage company is a duly organized and validly existing business corporation. Each is in good standing under the laws of the jurisdiction of organization, and has the requisite power and authority to enter into this Servicing Agreement and any other agreements to which Mortgagee is party and that are contemplated by this Servicing Agreement.

14.2. AGREEMENT IS DULY AUTHORIZED.

Mortgagee has all requisite corporate power, authority and capacity to enter into this Servicing Agreement and to perform the obligations required of it under this Servicing Agreement. The execution and delivery of this Servicing Agreement, and the consummation of the transactions contemplated by this Servicing Agreement, have each been duly and validly authorized by all necessary corporate action. This Servicing Agreement constitutes the valid and legally binding agreement of each party, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this Servicing Agreement.

14.3. AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as Mortgagee's capacity to carry out any obligation under this Servicing Agreement is concerned, Mortgagee is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that adversely affects its capacity to carry out such obligations. Mortgagee's execution of, and performance pursuant to, this Servicing Agreement will not result in such violation.

14.4. PARTY IS DULY LICENSED.

Mortgagee holds the required licenses and, to the extent required, is in compliance with all state and federal laws governing the transfer and Servicing of Mortgage Loans transferred under this Servicing Agreement.

14.5. WARRANTIES SURVIVE.

Mortgagee agrees that all warranties and obligations under this Servicing Agreement are perpetual and will survive the termination of this Servicing Agreement.

15. SERVICER REPRESENTATIONS AND WARRANTIES.

The Servicer represents, warrants and agrees that, as of the date of this Servicing Agreement:

15.1. PARTY IS DULY ORGANIZED.

The Servicer is a duly organized and validly existing corporation and is in good standing under the laws of the jurisdiction of organization, and has the requisite power and authority to enter into this Servicing Agreement and any other agreements to which Servicer is party and that are contemplated by this Servicing Agreement.

15.2. AGREEMENT IS DULY AUTHORIZED.

Servicer has all requisite corporate power, authority and capacity to enter into this Servicing Agreement and to perform the obligations required

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                                                            SERVICING AGREEMENT


of it under this Servicing Agreement. The execution and delivery of this Servicing Agreement, and the consummation of the transactions contemplated by this Servicing Agreement, have each been duly and validly authorized by all necessary corporate action. This Servicing Agreement constitutes the valid and legally binding agreement of each party, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this Servicing Agreement.

15.3. AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as Servicer's capacity to carry out any obligation under this Servicing Agreement is concerned, Servicer is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that adversely affects its capacity to carry out such obligations. Servicer's execution of, and performance pursuant to, this Servicing Agreement will not result in such violation.

15.4. PARTY IS DULY LICENSED.

Servicer holds the required licenses and is in compliance with all state and federal laws governing the transfer and Servicing of Mortgage Loans transferred under this Servicing Agreement.

15.5. WARRANTIES SURVIVE.

Servicer agrees that all warranties and obligations under this Servicing Agreement are perpetual and will survive the termination of this Servicing Agreement.

16. INDEMNIFICATION.

16.1. MORTGAGEE WILL INDEMNIFY SERVICER. The Mortgagee shall indemnify the Servicer and shall hold the Servicer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Servicer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Mortgagee under or in connection with this Servicing Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Mortgagee to observe and perform properly each and every covenant of this Servicing Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Servicer in reliance upon information provided to the Servicer by the Mortgagee, or (c) by Servicer in accordance with the terms hereof. Without limiting the above, the Mortgagee shall indemnify the Servicer and shall hold the Servicer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Servicer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from

(a) The failure of any prior servicer of a Mortgage Loan to perform servicing obligations in accordance with the standards set forth in this Servicing Agreement for any Mortgage Loan transferred from a prior servicer to the Servicer.

(b) Any claim asserted by any person or entity which was not the result of any negligence, willful misconduct, violation of law, or breach of this Servicing Agreement by the Servicer.

(c) Any act or failure to act in connection with the origination, processing, or closing of a Mortgage Loan, including but not limited to, the failure to provide and/or complete the Mortgage Documents, which results in a tax penalty, tax sale, lost Mortgage Documents and other such adverse consequences.

16.2. OTHER. Indemnification provisions of SECTION 16.1 shall apply only to Mortgage Loans made subject to this Servicing Agreement subsequent to the Closing Date as such term is defined in the Stock Purchase Agreement between Grant America, Inc. (now known as HomeSide, Inc.) and Barnett Bank, Inc. dated March 4, 1996.

16.3. SERVICER WILL INDEMNIFY MORTGAGEE. The Servicer shall indemnify the Mortgagee and shall hold the Mortgagee harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Mortgagee may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising

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                                                            SERVICING AGREEMENT


out of any action at any time taken or omitted to be taken (a) by the Servicer under or in connection with this Servicing Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Servicer to observe and perform properly each and every covenant of this Servicing Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Mortgagee in reliance upon information provided to the Mortgagee by the Servicer, or (c) by Mortgagee in accordance with the terms hereof.

17. TERM OF THIS SERVICING AGREEMENT.

This Servicing Agreement will remain in full force and effect until terminated by either party under the terms of SECTION 18 below.

18. TERMINATION.

This Servicing Agreement may be terminated for any reason set forth in SECTION
5.7 of the Operating Agreement.

18.1. MORTGAGEE'S SALE OF MORTGAGE LOAN ASSETS. The Mortgagee may sell its interest in any or all of the Mortgage Loans, other than the servicing rights relating to such Mortgage Loans. The Servicer consents to the sale of all or any part of such Mortgage Loan assets (other than the related servicing rights), as long as:

(a) the sale of the Mortgage Loans remains subject to the terms of this Servicing Agreement and the Servicer's rights under this Servicing Agreement, including, but not limited to, the Servicer's continuing right to service the Mortgage Loans and to receive the servicing fees set forth in this Servicing Agreement, and

(b) the method of servicing the Mortgage Loans for such purchaser is substantially the same as the servicing under this Servicing Agreement.

The Mortgagee will reimburse the Servicer for any costs or expenses incurred by the Servicer relating to or arising out of any such sale of Mortgage Loans, including, but not limited to, the costs of any additional reports created by the Servicer for the Mortgagee in connection with any such sale.

18.2. SERVICER'S RESPONSIBILITIES UPON TERMINATION. The Servicer will perform the following tasks for any Mortgage Loans affected by any termination of part or all of this Servicing Agreement:

(a) Make a full accounting of such Mortgage Loans to the Mortgagee.

(b) Pay all amounts due and owing to the Mortgagee and/or other persons or entities.

(c) Deliver to the Mortgagee: (i) all Mortgage Documents held by the Servicer which are the property of the Mortgagee, (ii) a written summary of all taxes and fire insurance premiums which have been paid by the Servicer on behalf of Mortgagors, and (iii) such other information reasonably necessary for and otherwise cooperate with a subsequent servicer to service the Mortgage Loans.

19. POWER OF ATTORNEY.

The Mortgagee irrevocably constitutes and appoints the Servicer and its duly authorized officers and agents as the Mortgagee's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment and documents with respect to the Mortgage Loans.

20. CONFIDENTIALITY.

The Mortgagee and the Servicer and their affiliates and subsidiaries will cause their respective directors, officers, employees, agents and other authorized representatives to hold in strict confidence, and not use or disclose to any other party without the prior written consent of the other party, the proprietary business procedures of the other party, the servicing fees or prices, the policies or plans of the other party or any of its affiliates. The Mortgagee and the Servicer agree that the terms of this Servicing Agreement, including, but not limited to, the financial terms relating to any transaction under this Servicing Agreement, are confidential and, except as required by law, regulation, administrative or court order, neither party shall disclose, and shall prevent any other person not authorized in writing by the other party from disclosing, any such confidential information without the prior written consent of the other party. Neither party is required to give such consent to the other party.

21. NOTICES.

                                                            SERVICING AGREEMENT


All notices, requests, demands and other communications which are required or permitted to be given under this Servicing Agreement will be in writing and will be deemed to have been duly given upon the delivery of mailing thereof, sent by registered or certified mail, return receipt requested, postage paid or fax:

If to Servicer, to:

William Glasgow, Jr.
Executive Vice President
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Robert J, Jacobs
General Counsel
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

If to Mortgagee to:

Fran Seabrook
Chairman, President and CEO
Barnett Mortgage Company
9000 Southside Boulevard
Building 700
Jacksonville, Florida 32256

With a copy to:

Karen Lugar
Senior Counsel
Barnett Banks, Inc.
9000 Southside Boulevard, Building 700
Jacksonville, Florida 32256

or to such other address as the Servicer or the Mortgagee will have specified in writing to the other.

22. EXHIBITS PART OF THIS SERVICING AGREEMENT.

The Exhibits are incorporated by reference into this Servicing Agreement, are made a part of this Servicing Agreement, and will be binding on the Servicer and the Mortgagee. The Exhibits to this Servicing Agreement may not be amended or supplemented by the Servicer or the Mortgagee without the prior written agreement of the other party.

23. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this Servicing Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this Servicing Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

24. ASSIGNMENT AND DELEGATION.

Neither party may assign this Servicing Agreement, in whole or part, to any other party without the prior written consent of the other party; except that
(i) either party may assign, in whole or in part, any of its rights under this Servicing Agreement to any of its affiliates or subsidiaries, (ii) Servicer may assign, in whole or in part, any of its rights under this Servicing Agreement to secure payment of money borrowed and such assignee shall have the rights and remedies of a secured party, and (iii) the Servicer may assign, in whole or in part, any of its rights, pursuant to a sale of Servicing in accordance with the provisions of SECTION 4.17 of the Operating Agreement.

The Mortgagee understands and acknowledges that the Servicer has delegated:

(a) foreclosure, bankruptcy, claims and conveyance, and other default-related services to the Law Offices of Gerald Shapiro,

(b) tax bill procurement and tax payment services to TransAmerica Real Estate Tax Service, Inc., and

(c) hazard insurance tracking, forced place, and other related insurance services to American Sterling Corporation.

The Servicer shall not delegate any additional material customer service responsibilities or duties under this Servicing Agreement without the prior written consent of the Mortgagee. The Servicer may delegate other additional servicing responsibilities without the approval of the Mortgagee.

25. AMENDMENT.

                                                            SERVICING AGREEMENT


No amendment or modification to this Servicing Agreement will be valid unless executed in writing by the Servicer and the Mortgagee.

26. WAIVER.

No waiver of any right or obligation under this Servicing Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

27. PROVISIONS SEVERABLE.

If any provision of this Servicing Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Servicing Agreement. All remaining provisions of this Servicing Agreement will be considered by the parties to remain in full force and effect.

28. GOVERNING LAW.


This Servicing Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

29.  FORCE MAJEURE

Notwithstanding any language in this Servicing Agreement to the contrary, Servicer shall not be held responsible nor subject to indemnification for any loss suffered by Mortgagee stemming from acts or events beyond its reasonable control, including (i) lightning, earthquakes, hurricanes or other acts of God, as well as (ii) civil unrest, riots or war.

30. NO AGENCY OR JOINT VENTURE CREATED.

This Servicing Agreement will not be deemed to constitute the Servicer and the Mortgagee as partners or joint venturers, nor will the Servicer or the Mortgagee be deemed to constitute the other as its agent.

31. SUCCESSORS.

This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Servicing Agreement expressed or implied is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

32. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Servicing Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

33. ENTIRE AGREEMENT.

This Servicing Agreement and the Exhibits to this Servicing Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this Servicing Agreement. There are no contemporaneous oral agreements. Notwithstanding the above, this Servicing Agreement is subject to the provisions of the Operating Agreement, including, but not limited to, SECTIONS 3.3 and 3.4 thereof.

34. COUNTERPARTS.

This Servicing Agreement may be executed in multiple counterparts each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one agreement.

35. PLURALS AND GENDER.

In construing the words of this Servicing Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

IN WITNESS WHEREOF, the Servicer and the Mortgagee, as of the day first set forth above, have caused their seals to be affixed on this instrument to be signed on their behalf by their duly authorized officers.

                                                            SERVICING AGREEMENT


HOMESIDE LENDING, INC.

   /s/ Joe K. Pickett
By:__________________________

_____________________________
(Print Name)

Title:_______________________

                        EXHIBIT A TO SERVICING AGREEMENT

 INCREMENTAL SERVICES AVAILABLE -- FEE SCHEDULE FOR PRIVATE BANK LOANS (PRIORITY SERVICES)


------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT               DESCRIPTION OF SERVICES                                        UNIT COST(1)         BILLING   PRIVATE BANK
                                                                                                            FREQUENCY   CONTACT
====================================================================================================================================
Customer Service/Esc.   DIRECT 800 NUMBER ACCESS TO DEDICATED CSRS. Servicer will      $[*]/loan/yr +
                        provide the Mortgagee's private banking Mortgagors with a      normal servicing
                        dedicated 800 number staffed by representatives trained to     Fee
                        handle the special needs of such Mortgagors. The 800 number will by-pass the voice response unit for all incoming calls.
                        48 hour target response time for research items.

                        EXCEPTION PROCESSING FOR TAXES AND HAZARD INSURANCE. If a      Included in $[*]/
                        renewal policy is not received by the expiration date of the   loan charge
                        policy, a representative will contact the insurance
                        agent/carrier to obtain coverage information. If the
                        representative is unable to obtain the needed information, the Operations Manager will be contacted to obtain
                        permission to send notification to the Mortgagor. A
                        servicing representative will request permission from the
                        Operations Manager, before contacting a Mortgagor, regarding a tax delinquency. The Servicer will send the Mortgagor an open hazard insurance items report each month.

                        EXCEPTION PROCESSING OF SPECIAL LOANS. The Servicer will       Included in $[*]/
                        provide a monthly loan level detail report to the              loan charge
                        Mortgagee's private banking department for all maturing
                        balloon loans beginning 6 months prior to the maturity date of each such loan. The Servicer will obtain the Mortgagee's approval prior to contacting the Mortgagor about the loan
                        maturity, accepting payments past the maturity date, or
                        extending the maturity date. The Servicer's representative will work with the Mortgagee's private banking department to modify or refinance the loan. In addition, the Servicer will prepare special monthly or quarterly statements for those
                        loans requiring such statements.

                        EXCEPTION COLLECTION PROCESSING. A dedicated representative    Included in $[*]/
                        will work with the Mortgagee's private banking department to   loan charge
                        resolve delinquent accounts, or to obtain the Mortgagee's
                        permission to contact the Mortgagor directly. The Servicer will mail demand letters manually when the delinquency is
                        greater than 90 days. The Servicer will mail demand letters to the remainder of the portfolio on the 50th day using a
                        custom program. The Servicer and the Mortgagee will mutually agree to the timing of Mortgagor notices and contacts.

Financial/Credit        ADHOC FINANCIAL/CREDIT REPORTING(2)                            $[*]/hour              Monthly
Reporting
------------------------------------------------------------------------------------------------------------------------------------

All other fees described in EXHIBIT B to the Servicing Agreement will be charged to private banking Mortgage Loans, as applicable.

(1) At the 3-year anniversary of this Servicing Agreement and every 3 years afterwards, the Servicer will adjust the unit costs according to changes in the Consumer Price Index over the prior 3 years. Such change will be based upon the most recently published Consumer Price Index.

(2) The list of standard reports is set forth in EXHIBIT D to this Servicing Agreement.


------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

            EXHIBIT B TO THE SERVICING AGREEMENT

 I. BASE SERVICING FEES -- PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)
------------------------------------------------------------------------------------------------------------------------------------
                      FEE DESCRIPTION                AMOUNT OR PERCENTAGE OF FEE                          BILLING
                                                                                                         FREQUENCY
====================================================================================================================================
All base servicing fee rates for all Mortgage       The same amount and percentage in effect as of the
Loans which were serviced by the Mortgagee          business day immediately preceding the effective      Monthly
prior to the effective date of this Servicing       date of this Servicing Agreement (minimum of [*]%
Agreement.                                          for fixed rate Mortgage Loans and [*]% for
                                                    adjustable rate Mortgage Loans).

Servicing Fee for each fixed rate A and A-          [*]% per annum                                        Monthly
conventional fixed rate 1st Mortgage Loans
(including, but not limited to, FHA and VA
Mortgage Loans).

Servicing Fee for each fixed rate A and A-          [*]% per annum                                        Monthly
CRA/low-to-moderate income 1st Mortgage Loans
(including, but not limited to, FHA and VA
Mortgage Loans).

Servicing fee for each A and A- paper               [*]% per annum                                        Monthly
conventional ARM 1st Mortgage Loans
(including, but not limited to, FHA and VA
Mortgage Loans).

Servicing Fee for non-conforming less than A-      To be determined.                                     To be determined
quality Mortgage Loans and other                   (Not to exceed [*]% per annum.)
non-conforming Mortgage Loans.


 II. INCREMENTAL SERVICES FEE SCHEDULE -- PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)

------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT   DESCRIPTION OF SERVICES                           Unit Cost(1) or      BILLING           MORTGAGE
                                                               Amount/             FREQUENCY          CONTACT
                                                               Percentage of
                                                               Fee
====================================================================================================================================

             REO SERVICING: Fee for managing, protecting,      [*]% of           On the sale date
             renting and disposing of Mortgaged Property       Mortgaged         of the Mortgaged
             which has been foreclosed, abandoned or           Property Sales    Property
             received by deed in lieu of foreclosure or        Price
             otherwise placed into the possession of the
             Servicer.

             Fee for initiating and conducting proceedings     [*]% of any       Upon Servicer's
             to obtain a deficiency judgment against a         deficiency        collection.
             Mortgagor in default.                             balances
                                                               collected from
                                                               the Mortgagor.

------------------------------------------------------------------------------------------------------------------------------------

(1) At the 3-year anniversary of this Servicing Agreement and every 3 years afterwards, the Servicer will adjust the unit costs according to changes in the Consumer Price

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

Index over the prior 3 years. Such change will be based upon the most recently published Consumer Price Index.

                EXHIBIT B TO THE SERVICING AGREEMENT (CONTINUED)
 II. INCREMENTAL SERVICES FEE SCHEDULE -- PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT                 DESCRIPTION OF SERVICES                                         UNIT COST(1) OR AMT/  BILLING    MORTGAGE
                                                                                               % OF FEE         FREQUENCY   CONTACT
====================================================================================================================================
Default Management         PRESALE - LOSS MITIGATION: The Servicer will cause an              $[*]/loan(2)         Monthly
                           appraisal of the Mortgaged Property to be made if the
                           Servicer determines that the Mortgagor has experienced a
                           financial hardship beyond his/her control. If the Mortgaged
                           Property's value is less than the amount of the debt, a
                           presale may be appropriate. A servicing representative will work with the Mortgagor's real estate agent to obtain the
                           best possible sales price and will request the investor's
                           approval of the sale. The entire process will be closely
                           monitored through receipt of the payoff funds. If a
                           reasonable purchase offer has not been made after the
                           Mortgagor has been in the presale program for a minimum of 3 months, the Servicer mat recommend a deed in lieu of
                           foreclosure.


Default Management         DEED IN LIEU - LOSS MITIGATION. The Servicer may determine         $[*]/loan(2)         Monthly
                           that it is in the Mortgagee's best interests to accept a
                           deed in lieu of foreclosure if: (a) the Mortgagor has
                           experienced financial hardships beyond his/her control, and
                           (b) foreclosure appears inevitable, and (c) there is
                           little/no equity on the Mortgaged Property. A servicing
                           representative will ask the Servicer's foreclosure attorney to prepare an estopple letter and a deed for the Mortgagor's signature. The Servicer will refer the Mortgaged Property to
                           OREO for disposition after the deed has been executed and
                           recorded.


Default Management         MODIFICATION-LOSS MITIGATION: The Servicer will obtain a           $[*]/loan(2)         Monthly
                           title update to locate any additional liens on the Mortgaged
                           Property if the Servicer determines that the Mortgagor has experienced financial hardships beyond his/her control. The
                           Servicer will thoroughly review the Mortgage Loan terms to determine if a change in the interest rate, maturity date, principal and interest payment, or capitalization of
                           arrearages will be most beneficial to the Mortgagor and the
                           Mortgagee. The Servicer may refer the Mortgagor to the
                           presale program if modification is inappropriate.


Custodial Liaison          Bond loan follow-up                                                 $[*]/loan(1)         Monthly

Custom Report:             Ad hoc reports                                                      $[*]/hour            Monthly
Financial/Credit Report                                                                        DEVELOPMENT(1),(3)

Acquisitions, Sales or     Senior manager                                                      $[*]/hour(1) +       Monthly
Special Projects                                                                               out-of-pocket
                                                                                               expenses

                           Middle manager                                                      $[*]/hour(1) +       Monthly
                                                                                               out-of-pocket
                                                                                               expenses


(1) At the 3-year anniversary of this Servicing Agreement and every 3 years afterwards, the Servicer will adjust the unit costs according to changes in the Consumer Price Index over the prior 3 years. Such change will be based upon the most recently published Consumer Price Index.

(2) Will change as standard FNMA fee changes.

(3) See EXHIBIT D for a list of standard reports.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

                EXHIBIT B TO THE SERVICING AGREEMENT (CONTINUED)
 II. INCREMENTAL SERVICES FEE SCHEDULE -- PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT                      DESCRIPTION OF SERVICES                               UNIT COST(1) OR        BILLING       MORTGAGE
                                                                                      AMOUNT/ PERCENTAGE     FREQUENCY     CONTACT
                                                                                      OF FEE
====================================================================================================================================
Acquisitions, Sales and/or      Support exempt personnel                              $[*]/hour(1) +         Monthly
Special Projects (continued)                                                          out-of-pocket
                                                                                      expenses

                                Support non-exempt personnel                          $[*]/hour(1) +         Monthly
                                                                                      out-of-pocket
                                                                                      expenses

                                ARM note review(4)                                    $[*]/loan(1) +         Per bulk
                                                                                      out-of-pocket          acquisition
                                                                                      expenses

                                Audit historical adjustments if errors(4)             $[*]/loan(1)           Per bulk
                                                                                                             acquisition
                                INCOMPLETE LOAN DOCUMENTATION(5): Covers title        $[*]/loan(1)           Quarterly
                                search, document recreation on Portfolio
                                Mortgage Loans with missing documents and/or
                                missing recording information.

Document Services               Paper retrieval requests-per document                 $[*]/ request(1)       Monthly

Document Services               Film retrieval request - on paper                     $[*]/ request(1)       Monthly

Document Services               Whole File Copy                                       $[*]/loan file(1)      Monthly

Document Services               Rush document request - same day/next day             $[*] next day(1)       Monthly

                                                                                      $[*] same day(1)

(1) At the 3-year anniversary of this Servicing Agreement and every 3 years afterwards, the Servicer will adjust the unit costs according to changes in the Consumer Price Index over the prior 3 years. Such change will be based upon the most recently published Consumer Price Index.

(4) The Servicer will place all key data relating to the current status of the ARM loan, together with the original loan information, into a worksheet. The Servicer will obtain the key Mortgage Loan documents and compare the information in the Mortgage Note with the information in the worksheet to verify the accuracy of the Mortgage Loan set-up.

(5) An impasse occurs in various servicing areas when key Mortgage Loan documents are missing from the Mortgage loan file. The Servicer's customer service department is then unable to resolve Mortgagor disputes concerning Mortgage Loan amortization, origination, or maturity dates, verify specific servicing requirements set forth in the individual documents, etc. The Servicer's special loan department is unable to complete the audit of the ARM loan accounts because vital information cannot be verified. The Servicer's paid-in-full department is unable to discharge liens when recording information is unavailable or when Mortgage Loan documents are missing that create a clear chain of title. A title search or other necessary documentation will be ordered to recreate a loan file.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

                EXHIBIT B TO THE SERVICING AGREEMENT (CONTINUED)
 II. INCREMENTAL SERVICES FEE SCHEDULE -- PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT                      DESCRIPTION OF SERVICES                         UNIT COST(1)     BILLING             MORTGAGE
                                                                                OR AMOUNT/       FREQUENCY           CONTACT
                                                                                PERCENTAGE OF
                                                                                FEE
====================================================================================================================================
Escrow                          Escrow waiver fee. (Based on Mortgagor and      [*]% of          Monthly           Collected from
                                Mortgagee requests.)                            principal                          Mortgagor
                                                                                balance

Escrow                          Life of loan flood contract conversion fee.     $[*]/contract(1)
                                (Convert flood  certification to
                                life of loan coverage.)

Loan Modifications              Principal and interest adjustment based on      $[*]/adjustment(1)                 Collected from
                                principal curtailment                                                              Mortgagor

Loan Modifications              Partial release                                 Based on FNMA                      Collected from
                                                                                guidelines/fees                    Mortgagor

Special Loans                   Track and convert maturing balloon loans (Fee   Based on loan
                                retained by the Servicer)                       documentation

(1) At the 3-year anniversary of this Servicing Agreement and every 3 years afterwards, the Servicer will adjust the unit costs according to changes in the Consumer Price Index over the prior 3 years. Such change will be based upon the most recently published Consumer Price Index.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.